UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/

 Pre-Effective Amendment No.        //

 Post-Effective Amendment No.        //

(Check appropriate box or boxes)

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering As soon as practicable after this registration statement becomes effective under the Securities Act of 1933

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered: Shares of common stock (par value $1.00 per share) of the Registrant

Amount Being Registered:

Proposed Maximum Offering Price per Unit:

Proposed Maximum Aggregate Offering Price:

Amount of Registration Fee:

It is proposed that this filing will become effective on August 31, 2018 pursuant to Rule 488.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

Proxy Statement

This proxy statement concerns the:

T. Rowe Price Institutional International Bond Fund

September 13, 2018

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Institutional International Bond Fund (the “Institutional Fund”) on Tuesday, October 23, 2018. The purpose of the meeting is to vote on a proposed transaction pursuant to which the Institutional Fund will be merged into the T. Rowe Price International Bond Fund (the “International Bond Fund” and together with the Institutional Fund, the “Funds”). The transaction was approved and recommended by the Institutional Fund’s Board of Directors. Under the proposed reorganization of the Institutional Fund into the International Bond Fund, you would become a shareholder of the I Class of the T. Rowe Price International Bond Fund (the “I Class”). The value of your account in the International Bond Fund will be the same as it was in the Institutional Fund on the date of the merger. The reasons the Board of Directors of the Institutional Fund approved this transaction are briefly summarized below. The accompanying combined proxy statement and prospectus contains detailed information on the transaction and comparisons of the Funds. We ask you to read the enclosed information carefully and to submit your vote.

The Funds have identical investment objectives and substantially similar investment programs. The primary difference between the Funds is that the International Bond Fund is offered in multiple share classes, including an Investor Class, I Class, and Advisor Class, each of which is available to a variety of investors and has a different investment minimum. The Institutional Fund is generally only available to institutional investors and requires an initial investment of $1,000,000, which is the same as the I Class’ investment minimum. The net expense ratio of the I Class, 0.54% as of June 30, 2018 (which includes the effect of an expense limitation agreement currently in place), is slightly lower than the Institutional Fund’s net expense ratio of 0.55% as of June 30, 2018. The I Class was launched on August 28, 2015 as a separate, lower cost share class of the International Bond Fund available to institutional and individual investors who meet the investment minimum. Since the International Bond Fund invests in a substantially similar portfolio to the Institutional Fund and has a slightly lower net expense ratio than the I Class of the International Bond Fund, it is no longer a financial benefit to a high balance shareholder to choose the Institutional Fund over the I Class of the International Bond Fund. Accordingly, it no longer makes sense to offer the Institutional Fund.

If the transaction is approved at the shareholder meeting, your shares of the Institutional Fund will automatically be converted, on or around November 16, 2018, for I Class shares of equal value. Please note that the reorganization is not a taxable event, but redeeming or exchanging your shares prior to the reorganization may be a taxable event depending on your individual tax situation. The cost basis and holding periods of Institutional Fund shares will carry over to the I Class shares that you will receive in connection with the transaction.

We realize that it may be difficult for you to attend the meeting and vote your shares in person. However, we do need your vote. You can vote by mail, by telephone, or by Internet, as explained in the enclosed materials. By voting promptly, you can help the Funds avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at 1-800-638-8790. Your participation in this vote is extremely important.

Sincerely,

Edward A. Wiese

Director and Head of T. Rowe Price Fixed Income

T. Rowe Price Institutional International Bond Fund

(a series of T. Rowe Price Institutional International Funds, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Darrell N. Braman

Secretary

September 13, 2018

Notice is hereby given that a special meeting of shareholders (the “Shareholder Meeting”) of the T. Rowe Price Institutional International Bond Fund (the “Institutional Fund”), a series of T. Rowe Price Institutional International Funds, Inc., will be held on Tuesday, October 23, 2018, at 8:00 a.m., Eastern time, at the headquarters of T. Rowe Price at 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be considered and acted upon at that time:

1. A proposal to approve an Agreement and Plan of Reorganization (“Plan”) relating to the proposed reorganization of the Institutional Fund into the T. Rowe Price International Bond Fund (the “International Bond Fund”). The Plan provides for the transfer of substantially all of the assets and liabilities of the Institutional Fund to the International Bond Fund in exchange for I Class shares of the International Bond Fund, and the distribution of the I Class shares of the International Bond Fund to the shareholders of the Institutional Fund in liquidation of the Institutional Fund; and

2. Such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on July 31, 2018 are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment thereof. The Board of Directors of the Institutional Fund recommends that you vote in favor of the proposal.

Darrell N. Braman

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods:

1. Vote online.*

• Read the combined proxy statement and prospectus.

• Go to the Internet voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the combined proxy statement and prospectus.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

*If you vote online or by telephone, your vote must be received no later than 7:59 a.m. on October 23, 2018. If you vote by mail, your vote must be received at the address referenced on the proxy card on or before October 22, 2018.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the potential for additional expenses to the Institutional Fund and its shareholders of further solicitation.

Acquisition of the Assets of the

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL BOND FUND

(a series of T. Rowe Price Institutional International Funds, Inc.)

By and in Exchange for Shares of the

T. ROWE PRICE INTERNATIONAL BOND FUND

(a series of T. Rowe Price International Funds, Inc.)

100 East Pratt Street

Baltimore, MD 21202

Special Meeting of Shareholders—October 23, 2018

COMBINED PROXY STATEMENT AND PROSPECTUS

September 13, 2018

This Combined Proxy Statement and Prospectus (“Statement”) was first delivered to shareholders on or about September 13, 2018.

This Statement is being furnished to shareholders of the T. Rowe Price Institutional International Bond Fund (the “Institutional Fund”), a series of T. Rowe Price Institutional International Funds, Inc., for use at a special meeting of shareholders of the Institutional Fund to be held on Tuesday, October 23, 2018. At the meeting, shareholders of the Institutional Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the proposed reorganization (the “Reorganization”) of the Institutional Fund into the T. Rowe Price International Bond Fund (the “International Bond Fund”).

The Plan provides for the transfer of substantially all of the assets and liabilities of the Institutional Fund to the International Bond Fund (each, a “Fund” and together, the “Funds”), in exchange for I Class shares of the International Bond Fund (the “I Class” or the “International Bond Fund—I Class”). Following the transfer, the I Class shares received in the exchange will be distributed to Institutional Fund shareholders in complete liquidation of the Institutional Fund. Shareholders of the Institutional Fund will receive I Class shares having an aggregate net asset value equal to the aggregate net asset value of their Institutional Fund shares on the business day immediately preceding the closing date of the Reorganization.

If the transaction is approved by shareholders, you will become a shareholder in the International Bond Fund and the value of the share balance in your account will be the same as it was in the Institutional Fund on the business day preceding the day of the Reorganization.

The Funds have identical investment objectives and substantially similar investment programs, although two of the Funds’ investment restrictions are slightly different. See “Comparison of Investment Objectives, Policies and Restrictions.”

This Statement concisely sets forth the information you should know about the International Bond Fund and its classes and the Plan. Please read this Statement and keep it for future reference. It is both a proxy statement for the Institutional Fund and a prospectus for the International Bond Fund.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Statement by reference:

• The Statement of Additional Information dated September 13, 2018 relating to the Reorganization (“SAI”)

• The prospectus of the International Bond Fund dated May 1, 2018, as supplemented to date

• The prospectus of the Institutional Fund dated May 1, 2018, as supplemented to date

• The Statement of Additional Information of the International Bond Fund dated August 1, 2018

• The Statement of Additional Information of the Institutional Fund dated August 1, 2018

• The annual shareholder report of the International Bond Fund dated December 31, 2017

• [The semiannual shareholder report of the International Bond Fund dated June 30, 2018]

• The annual shareholder report of the Institutional Fund dated December 31, 2017

• [The semiannual shareholder report of the Institutional Fund dated June 30, 2018]

The prospectuses include investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. Each Statement of Additional Information, which contains additional detailed information about the relevant Fund, is not a prospectus but should be read in conjunction with the prospectus.

A copy of the International Bond Fund’s prospectus accompanies this Statement. The shareholder reports contain information about Fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance. Copies of the prospectus, annual and semiannual shareholder reports, Statements of Additional Information for both the International Bond Fund and Institutional Fund and the SAI are all available at no cost by calling 1-800-541-5910; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our website at troweprice.com. All of the above-referenced documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary	7
Reasons for the Reorganization	16
Information About the Reorganization	18
Financial Statements	24
Comparison of Investment Objectives, Policies, and Restrictions	27
Additional Information About the Funds	31
Further Information About Voting and the Special Meeting	35
Legal Matters	40
Exhibit A – Form of Agreement and Plan of Reorganization	40

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Institutional Fund or International Bond Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, a form of which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

At a meeting held on July 24, 2018, the Boards of Directors of the Funds (the “Boards”), including a majority of the independent directors, approved the proposed reorganization of the Institutional Fund into the International Bond Fund and the submission of the Plan to shareholders. The Plan provides for the transfer of substantially all the assets and liabilities of the Institutional Fund to the International Bond Fund in exchange for I Class shares of the International Bond Fund. Following the transfer, the I Class shares received in the exchange will be distributed to shareholders of the Institutional Fund in complete liquidation of the Institutional Fund. As a result of the transaction: (1) you will cease being a shareholder of the Institutional Fund; (2) instead you will become an owner of I Class shares of the International Bond Fund; and (3) the value of your account in the International Bond Fund will equal the value of your account in the Institutional Fund as of the close of the business day immediately preceding the closing date of the transaction.

What vote is required to approve the Plan?

Approval of the Plan requires an affirmative vote of the lesser of: (a) 67% or more of the Institutional Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Institutional Fund’s outstanding shares. The Board recommends that shareholders of the Institutional Fund vote FOR the proposal.

Will there be any tax consequences to the Institutional Fund or its shareholders?

The Reorganization will be structured to have no adverse tax consequences to the Institutional Fund or its shareholders. The Reorganization is conditioned upon the receipt of an opinion of tax counsel to the Funds that, for federal income tax purposes:

• no gain or loss will be recognized by the Institutional Fund, the International Bond Fund, or their shareholders as a result of the Reorganization;

• the holding period and adjusted basis of the I Class shares received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Institutional Fund; and

• the International Bond Fund will assume the holding period and adjusted basis of each asset (with certain exceptions) of the Institutional Fund that is transferred to the International Bond Fund that the asset had immediately prior to the Reorganization. See “Information About the Reorganization—Tax Considerations” for more information.

It should be noted, however, that the Institutional Fund is expected to close out any derivatives positions and sell any assets prior to the Reorganization that are deemed not acceptable to the International Bond Fund or inconsistent with the International Bond Fund’s investment program. It is anticipated that the Institutional Fund will distribute substantially all of its taxable income as a dividend to shareholders prior to the Reorganization. In addition, because the Institutional Fund may have net realized gains at the time of the Reorganization, it is anticipated that the Institutional Fund will also distribute capital gains to shareholders prior to the Reorganization. The sale of any holdings prior to the Reorganization may cause those capital gains to increase or decrease. In addition, because the International Bond Fund may have realized gains at the end of the year, Institutional Fund shareholders who receive I Class shares in connection with the Reorganization may, as shareholders of the International Bond Fund, receive a second capital gain distribution in December made by the International Bond Fund. In reporting tax information to their shareholders and the Internal Revenue Service (“IRS”), the Funds follow the IRS requirements. See “Information About the Reorganization—Tax Considerations” for more information.

What are the investment objectives and policies of the International Bond Fund and the Institutional Fund?

The investment objectives of the International Bond Fund and the Institutional Fund are identical. Both Funds seek to provide current income and capital appreciation. See “Comparison of Investment Objectives, Policies, and Restrictions.”

The Funds have substantially similar investment programs, although the Funds have slightly different investment restrictions. Both Funds normally invest at least 80% of their net assets (including any borrowings for investment purposes) in foreign bonds and 65% of their net assets in non-U.S. dollar-denominated foreign bonds that are rated investment grade (i.e., BBB- or equivalent, or better), as determined by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price (as defined below). Both Funds expect to generally maintain an intermediate- to long-term weighted average maturity, and there are no maturity restrictions on the overall portfolio or on individual securities purchased by the Funds. Both Funds are registered as “non-diversified” funds with the SEC, which means that they each may invest a greater portion of their assets in fewer issuers than is permissible for a “diversified” fund.

The Institutional Fund may invest up to 25% of its total assets in “junk” bonds that have received a below investment-grade rating (i.e., BB or equivalent, or lower) from each of the rating agencies that has assigned a rating to the bond (or, if unrated, deemed to be below investment-grade quality by T. Rowe Price) while the International Bond Fund may invest up to 20% of its total assets in junk bonds. The Institutional Fund can invest without limit in U.S.-dollar denominated bonds while the International Bond Fund can invest up to 20% of its total assets in U.S.-dollar denominated bonds.

The post-Reorganization International Bond Fund (the “Combined Fund”) will continue to follow the current International Bond Fund investment program.

What are the Funds’ management arrangements?

Both the Institutional Fund and the International Bond Fund are advised and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2018, T. Rowe Price and its affiliates had approximately $1.04 trillion in assets under management and provided investment management for more than 7 million individual and institutional investor accounts.

T. Rowe Price has entered into subadvisory agreements with T. Rowe International Ltd (“T. Rowe Price International”) under which T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of the Funds. Oversight of the portfolio and specific decisions regarding the purchase and sale of fund investments are made by each Fund’s portfolio managers. T. Rowe Price and T. Rowe Price International have established an Investment Advisory Committee with respect to each Fund, whose cochairmen have day-to-day responsibility for managing the portfolio and work with the committee in developing and executing each Fund’s investment program. Both the Institutional Fund and International Bond Fund are currently managed by Arif Husain and Kenneth A. Orchard. Mr. Husain has been a cochairman of the Investment Advisory Committee of each Fund since January 1, 2014, at which point he joined Christopher J. Rothery as cochairman of the Investment Advisory Committee of each Fund. On December 31, 2015, Mr. Orchard replaced Mr. Rothery as cochairman and has been jointly managing the Funds along with Mr. Husain since that time.

Mr. Husain joined T. Rowe Price in 2013 and his investment experience dates from 1995. For the past five years, he has served as a portfolio manager and as head of International Fixed Income. Mr. Orchard joined T. Rowe Price in 2010 and his experience dates from 2004. For the past five years, he has served as a portfolio manager and credit research analyst. After the Reorganization, Messrs. Husain and Orchard will continue to serve as cochairmen with respect to the Combined Fund. Each Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the Funds’ shares.

Will the Reorganization result in higher fund expenses?

The Reorganization is not expected to result in higher net expenses. Although the gross expense annual operating ratio for the I Class after the Reorganization is expected to be higher than the Institutional Fund’s gross annual operating expense ratio, the net annual fund operating expense ratio for the I Class is expected to be lower than the Institutional Fund’s net annual operating expense ratio due to the I Class’ contractual expense limitation. As explained in more detail below, the Funds’ fees and expenses are structured differently, and the I Class’ net expense ratio includes the effect of a contractual expense limitation pursuant to which T. Rowe Price has agreed to waive the I Class’ operating expenses (through at least April 30, 2020) to the extent the I Class’ operating expenses exceed 0.05% of the class’ average daily net assets.

The Institutional Fund pays T. Rowe Price an annual all-inclusive management fee of 0.55% based on the Fund’s average daily net assets. This all-inclusive management fee includes investment management services and ordinary, recurring operating expenses, but does not cover interest, expenses related to borrowing, taxes, and brokerage and other transaction costs, or nonrecurring extraordinary expenses.

The International Bond Fund pays T. Rowe Price a management fee that consists of two components—an “individual fund fee,” which reflects the Fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of T. Rowe Price, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. On June 30, 2018, the annual group fee rate was 0.29%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.20%. This fee was reduced from 0.35% to 0.20% on August 1, 2017. Based on the group fee rate and individual fund fee rate, the International Bond Fund’s overall management fee as of June 30, 2018 was 0.49%. In addition to the management fee, the I Class pays its pro rata portion of the International Bond Fund’s operating expenses. As noted above, T. Rowe Price has agreed (through April 30, 2020) to pay the operating expenses of the Fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets.

After taking into account the effect of the I Class’ contractual expense limitation, the I Class’ net annual operating expense ratio is expected to be 0.01% lower than the Institutional Fund’s net annual operating expense ratio after the Reorganization (0.54%1 compared to 0.55%, respectively), through at least April 30, 2020. Although the gross operating expense ratio of the I Class, as of June 30, 2018, was 0.58%1, the I Class has frequently operated below its expense limitation in the past. As of December 31, 2017, for example, the I Class had a gross annual operating expense ratio of 0.53%1, which is below its expense cap.

Fees and Expenses

The following table further describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses of the Funds set forth below are annualized based on the fees and expenses for the six-month period ended June 30, 2018, and the pro forma fees and expenses reflect the expected fees and expenses of the Combined Fund as of June 30, 2018, assuming the Reorganization takes place as proposed.

Fees and Expenses of the Funds

	Institutional Fund		International Bond Fund— I Class		Pro Forma Combined
Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00	% b	2.00%		2.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%		0.49	%c	0.49	%c

Other expenses	—		0.09	%d	0.08	%d

Total annual fund operating expenses	0.55%		0.58%		0.57%

Fee waiver/expense reimbursement	—		(0.04	)%d	(0.03	)%d

Total annual fund operating expenses after fee waiver/expense reimbursement	0.55%		0.54	%d	0.54	%d

a As a percentage of amount redeemed on shares held for 90 days or less.

b The redemption fee was eliminated effective July 27, 2018.

c Restated to reflect current fees.

1 The gross annual operating expense ratio for the I Class has been restated to reflect current fees. The International Bond Fund’s management fee was lowered on August 1, 2017.

d T. Rowe Price Associates, Inc., has agreed (through April 30, 2020) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

Example. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that each Fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Institutional International Bond Fund	$56	$176	$307	$689
International Bond Fund—I Class	$55	$178	$316	$719
Pro Forma Combined	$55	$177	$313	$708

A discussion about the factors and conclusions considered by the Boards in approving each Fund’s investment management contract with T. Rowe Price appears in each Fund’s semiannual report to shareholders for the period ended June 30.

What are the Funds’ policies for purchasing, redeeming, exchanging, and pricing shares?

The I Class and the Institutional Fund have substantially similar procedures for purchasing, redeeming, exchanging, and pricing shares. The I Class and the Institutional Fund both generally require a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for certain types of accounts held through a retirement plan, financial advisor, or other financial intermediary. Both Funds currently charge a redemption fee of 2.00% (as a percentage of amount redeemed on shares held for 90 days or less); however, the

Institutional Fund eliminated its redemption fee effective July 27, 2018. Shares of the Funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities. Therefore, the Funds reserve the right (without prior notice) to pay all or part of redemption proceeds with securities from the Fund’s portfolio rather than in cash (redemption in-kind). The Funds’ procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business.

For more detailed information, please refer to the section 3 of each Fund’s prospectus, entitled “Information About Accounts in T. Rowe Price Funds.”

What are the Funds’ policies on dividends and distributions?

The Funds’ policies on dividends and distributions are identical. Each Fund has a policy of distributing, to the extent possible, all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each Fund are declared daily and paid on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you may be taxed upon withdrawal from such account).

What are the main risk factors of the Funds?

The principal risks of the Funds are identical. Both funds are exposed to various risks of bond investing, as described below. Any of the following could cause a decline in the price or income of either Fund.

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Currency risks Because the fund generally invests in securities issued in foreign currencies, the fund is subject to the risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Hedging risks The fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the fund could be in a worse position than if it had not entered into such transactions.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (a failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.

Junk investing risks The risks of default are much greater for emerging market bonds and securities rated below investment grade (“junk”

bonds). The fund is exposed to greater credit risk than other bond funds because companies in emerging markets are usually not as strong financially and are more susceptible to economic downturns. Junk bonds should be considered speculative as they carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S. Federal Reserve System has ended its quantitative easing program and may continue to raise interest rates.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Derivatives risks The fund uses forward currency exchange contracts, swaps, options, or futures, and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated changes in currency values, currency exchange rates, interest rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the fund’s performance, and the risk that regulatory developments could negatively affect the fund’s investments in such instruments.

REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

The Boards of Directors (“Boards”) of T. Rowe Price Institutional International Funds, Inc. and T. Rowe Price International Funds, Inc., including a majority of the independent directors, have determined that the Reorganization is in the best interests of the shareholders of the Institutional Fund and the International Bond Fund and that the interests of shareholders of the Institutional Fund and the International Bond Fund will not be diluted as a result of the proposed Reorganization.

In considering whether to recommend the approval of the Reorganization, the Boards reviewed the following matters and concluded that the Reorganization is in the best interest of the Funds for the reasons indicated below.

At a Board meeting held on July 24, 2018, the Institutional Fund’s Board approved the dissolution and liquidation of the Fund, subject to approval by the Fund’s shareholders.

As explained in this Statement, the Institutional Fund and the International Bond Fund offer a substantially similar investment program, and the I Class of the International Bond Fund, which was launched in August 2015, is available at a slightly lower net expense ratio than the Institutional Fund (as of June 30, 2018, the net expense ratio of the I Class was 0.54%, and the net expense ratio of the Institutional Fund was 0.55%). In addition, as explained in this Statement, both Funds invest at least 80% of their net assets in foreign bonds and 65% of their net assets in non-U.S. dollar-denominated foreign bonds that are rated investment grade, although the Funds have a few slightly different investment restrictions. Both the Institutional Fund and the I Class are offered to institutional shareholders (and, with respect to the I Class, high net worth individuals) with at least a $1 million initial investment minimum and waivers of the minimum for similar types of accounts. We believe that offering a single fund with this investment program to a wide variety of investors will allow all shareholders to take advantage of potential economies of scale and reduce inefficiencies that can result from offering two substantially similar funds.

Recently, the Institutional Fund’s assets have declined significantly from more than $424 million to approximately $31 million as of June 30, 2018. The majority of these assets were redeemed by several large shareholders. The reduced size of the Institutional Fund presents challenges to managing the Fund effectively.

The Board also considered the Funds’ performance. The average annual total returns of the Funds as of December 31, 2017 are set forth below.

Average Annual Total Returns

	Periods ended December 31, 2017
	1 Year	5 Years	10 Years	Since I Class Inception	Inception Date

Institutional Fund					05/31/2007
Returns before taxes	11.40%	0.13%	2.48%	5.36%a
Returns after taxes on distributions	11.05%	-0.03%	1.35%	5.21%a
Returns after taxes on distributions
and sale of fund shares	6.53%	0.06%	1.50%	4.08%a
International Bond Fund —I Class					08/28/2015
Returns before taxes	11.29%	—	—	5.28%a
Returns after taxes on distributions	10.43%	—	—	4.88%a
Returns after taxes on distributions
and sale of fund shares	6.50%	—	—	3.92%a

a Return as of 8/28/15.

The performance of the two Funds has been relatively similar over longer time periods, although the Institutional Fund has historically experienced slightly more volatility due to its smaller asset base and, more recently, greater price volatility due to the significant decrease in assets. Because bonds can only be bought in certain lot sizes, each Fund’s concentration in any given bond has always differed to a certain degree, and these weighting differences have had a greater impact on the Institutional Fund’s performance relative to the International Bond Fund. The weighting differences were further magnified when the Institutional Fund needed to sell a number of its bond holdings in the second quarter of 2018 to fund the above-referenced shareholder redemptions.

The exchange of shares is not expected to create any tax liabilities for you as the exchange of shares will not be a taxable event. As a shareholder in the Institutional Fund, the cost basis and holding periods of your shares will carry over to the I Class shares that a shareholder will receive as a result of the Reorganization.

In approving the proposed Reorganization, the Board of the Institutional Fund also considered that Institutional Fund shareholders have the ability to redeem their shares at any time up to the date of the Reorganization without redemption or other fees, although some shareholders could incur a taxable gain.

The Institutional Fund and the International Bond Fund use identical pricing methodologies to value their respective assets. The assets of the Institutional Fund will be transferred to the International Bond Fund at their fair market value on the valuation date of the transaction. Many of these assets are securities already held by the International Bond Fund and therefore valued using the same pricing sources and methodologies. Shares of the International Bond Fund equal in value to the assets will be received by the Institutional Fund in exchange. The expenses incurred to execute the Reorganization (other than brokerage, taxes, and any non-recurring extraordinary items) will be paid by T. Rowe Price, not by the Funds or their shareholders. For these reasons, the Board believes that the Institutional Fund and its shareholders will not be diluted as a result of the transaction.

Therefore, in consideration of these factors, coupled with the fact the Funds have substantially similar portfolios, the Boards concluded that the Reorganization is in the best interests of the shareholders of the Institutional Fund and the International Bond Fund. T. Rowe Price and the Directors of the Funds believe that shareholders’ interests will be better served over time by completing this transaction.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

The Reorganization will be consummated on or about November 16, 2018, or such other date as is agreed to by the Institutional Fund and the International Bond Fund (“Closing Date”). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before December 31, 2018. See “Conditions to Closing.”

On the Closing Date, the Institutional Fund will transfer substantially all of its assets to the International Bond Fund in exchange for I Class shares of the International Bond Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (“Valuation Date”). The International Bond Fund will assume or otherwise be responsible for any liabilities of the Institutional Fund existing on the Valuation Date. The number of I Class shares of the International Bond Fund issued in the exchange will be determined by dividing the aggregate value of the assets of the Institutional Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the International Bond Fund, subject to review and approval by the Institutional Fund) by the net asset value per share of the International Bond Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Institutional Fund and the International Bond Fund, if the Valuation Date had been June 30, 2018, shareholders of the Institutional Fund would have received 0.984 shares of the International Bond Fund for each of their Institutional Fund shares held.

As soon as practicable after the Closing Date, the Institutional Fund will distribute, in liquidation of the Institutional Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the International Bond Fund received in the exchange. The Institutional Fund will accomplish this distribution by transferring the International Bond Fund shares then credited to the account of the Institutional Fund on the books of the International Bond Fund to open accounts on the share records of I Class shares of the International Bond Fund in the names of the Institutional Fund’s shareholders, and representing the respective pro rata number of the I Class shares of the International Bond Fund due such shareholders. All issued and outstanding shares of the Institutional Fund will then be simultaneously canceled.

The stock transfer books of the Institutional Fund will be permanently closed as of the close of business on the Valuation Date. The Institutional Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the International Bond Fund shares to be distributed to Institutional Fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Institutional Fund to transfer its assets to the International Bond Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the International Bond Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the International Bond Fund, receipt of an opinion of counsel to the International Bond Fund, and approval of the Plan by the shareholders of the Institutional Fund as previously described. The obligation of the International Bond Fund to consummate the

Reorganization is subject to the satisfaction of certain conditions precedent, including performance by Institutional Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Institutional Fund, and receipt of an opinion of counsel to the Institutional Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the Funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Institutional Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the approval of the Reorganization by shareholders of the Institutional Fund that would materially and adversely affect the rights of such shareholders without their further approval.

Expenses of Reorganization

T. Rowe Price estimates that expenses related to the Reorganization will be approximately $18,662. These costs, which will be borne by T. Rowe Price, represent management’s estimate of professional services and fees, and any costs related to printing, mailing, and soliciting shareholders for the Reorganization. The Combined Fund will pay for any brokerage, taxes, and nonrecurring extraordinary items related to the Reorganization, which are expected to be de minimis. The sale of any assets that are not acceptable to the International Bond Fund will result in brokerage expenses.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the IRC, with no gain or loss recognized as a consequence of the Reorganization by the International Bond Fund and Institutional Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both Funds, to the effect that, on the basis of certain representations of fact by officers of the Institutional Fund and the International Bond Fund, the existing provisions of the IRC, current administrative rules and court decisions, for federal income tax purposes:

• No gain or loss will be recognized by the International Bond Fund or the Institutional Fund or their shareholders as a result of the Reorganization.

• Institutional Fund shareholders will carry over the cost basis and holding periods of their Institutional Fund shares to their new I Class shares.

• The International Bond Fund will assume the bases and holding periods of the Institutional Fund’s assets (other than certain assets, if any, subject to mark to market treatment under special tax rules).

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Institutional Fund are transferred and that the International Bond Fund will maintain the historical business (as defined by the IRS) of the Institutional Fund. In the opinion of counsel and to the best knowledge of the Funds’ officers, the proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Institutional Fund are:

• Although unlikely, certain securities held by the Institutional Fund may be sold prior to the transaction and not acquired by the International Bond Fund. It is possible that any such sales will increase or decrease the expected distributions to shareholders of the Institutional Fund prior to the Reorganization. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Institutional Fund will be influenced by a variety of factors and cannot be determined with certainty at this time.

• Since the cost bases of the Institutional Fund’s assets which are transferred will remain the same (other than certain assets, if any, subject to mark to market treatment under special tax rules), gains or losses on their subsequent sale by the International Bond Fund will be shared with the shareholders of the International Bond Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

• The Institutional Fund declares dividends daily and pays any taxable dividends on the first business day of each month. Any taxable dividends of the Institutional Fund available for distribution prior to the Reorganization will be distributed immediately prior to the closing of the transaction.

Based on the information available at the time of this Statement, it is anticipated that at the date of the Reorganization, the Institutional Fund will not have any tax basis net realized capital losses. Any tax basis net realized capital losses of the Institutional Fund could be carried forward indefinitely to the International Bond Fund, although there may be certain limitations under the Code as to the amount that could be used each year by the Combined Fund to offset future tax basis net realized capital gains. In addition, based on the information available at the time of this Statement, it is anticipated that any tax basis net capital losses of the International Bond Fund at the date of the Reorganization can be carried forward indefinitely without annual limitation as to the amount that can be used to offset future tax basis net realized capital gains of the Combined Fund. As of June 30, 2018, neither Fund had any tax basis capital loss carry forwards.

It should be noted, however, that the Institutional Fund will close out any derivatives positions and sell any assets prior to the Reorganization that are deemed not acceptable to the International Bond Fund or inconsistent with the International Bond Fund’s investment program, which may affect the amount of income and capital gains that are required to be distributed. Because the Institutional Fund is expected to have realized gains at the time of the Reorganization, it is anticipated that the Institutional Fund will distribute taxable income (including the realized gains) as a taxable dividend and taxable capital gains to shareholders prior to the Reorganization. In addition, because the International Bond Fund may have realized gains that are required to be distributed by the end of the year, Institutional Fund shareholders may, as shareholders of the International Bond Fund, receive another taxable capital gain distribution in December (made by the International Bond Fund) that they otherwise would not incur. In reporting tax information to their shareholders and the Internal Revenue Service (“IRS”), the Funds follow the IRS requirements.

Shareholders should recognize that an opinion of counsel is not binding on the IRS or on any court. The Funds do not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Institutional Fund, followed by the taxable liquidation of the Institutional Fund.

Other Matters

To the extent permitted by law, the Boards of the Funds may amend the Plan without shareholder approval or may waive any default by the Institutional Fund or the International Bond Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Institutional Fund or the International Bond Fund. The Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Institutional Fund by action of the Boards of the Funds. The Boards of the Funds may, at their election, terminate the Plan in the event that the Reorganization has not closed on or before December 31, 2018.

Description of International Bond Fund—I Class Shares

Full and fractional I Class shares of the International Bond Fund will be issued to shareholders of the Institutional Fund in accordance with the procedures under the Plan as previously described. Each International Bond Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of I Class shares of the International Bond Fund by former shareholders of the Institutional Fund will be recorded electronically and the International Bond Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the Reorganization.

The voting rights of the Institutional Fund and the International Bond Fund are the same. As shareholders of the International Bond Fund, former shareholders of the Institutional Fund will have the same voting rights with respect to the International Bond Fund as they currently have with respect to the Institutional Fund. Neither the Institutional Fund nor the International Bond Fund routinely holds meetings of shareholders. Both the Institutional Fund and the International Bond Fund are organized as series of a Maryland corporation. To hold a shareholders’ meeting for a Maryland corporation, one-third of the corporation’s shares entitled to be voted must have been received by proxy or be present in person at the meeting.

Accounting Survivor and Performance Reporting

The International Bond Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The International Bond Fund’s historical financial statements will be utilized for all financial reporting after the Reorganization and the performance of the Institutional Fund will no longer be used.

Capitalization

The following table shows the unaudited capitalization of the Institutional Fund and the International Bond Fund as of July 31, 2018, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Institutional Fund and the International Bond Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Fund	Net Asset (000’s)	Net Asset Value Per Share	Shares Outstanding (000’s)

Institutional Fund
International Bond Fund— Investor Class
International Bond Fund— Advisor Class
International Bond Fund—I Class
Pro Forma Combined

FINANCIAL STATEMENTS

The Financial Highlights tables, which provide information about the financial history for the Institutional Fund and the I Class, are based on a single share outstanding throughout the periods shown. The tables are part of each Fund’s financial statements, which are included in each Fund’s respective annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of any applicable account or redemption fees). The financial statements in each Fund’s annual report were audited by each Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights

Institutional Fund	Year ended December 31
	2013	2014	2015	2016	2017
Net asset value, beginning of period	$9.91	$9.32	$8.79	$8.14	$8.17
Income From Investment Operations
Net investment incomea	0.24	0.24	0.18	0.17	0.16
Net gains or losses on securities (both realized and unrealized)	(0.59)	(0.53)	(0.65)	0.03	0.77
Total from investment operations	(0.35)	(0.29)	(0.47)	0.20	0.93
Less Distributions
Dividends (from net investment income)	(0.03)	(0.04)	—	—	(0.05)
Distributions (from capital gains)	(0.04)	(0.02)	—	(0.02)	(0.03)
Returns of capital	(0.17)	(0.18)	(0.18)	(0.15)	(0.09)
Total distributions	(0.24)	(0.24)	(0.18)	(0.17)	(0.17)
Net asset value, end of period	$9.32	$8.79	$8.14	$8.17	$8.93
Total return	(3.52)%	(3.27)%	(5.37)%	2.33%	11.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$263,228	$287,080	$346,398	$311,757	$404,787
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net income to average net assets	2.54%	2.53%	2.13%	1.98%	1.84%
Portfolio turnover rate	82.8%	90.4%	63.2%	76.2%	47.1%

a Per share amounts calculated using average shares outstanding method.

Financial Highlights

International Bond Fund— I Class	8/28/15* through 12/31/15		Year ended December 31
			2016	2017
Net asset value, beginning of period	$8.42		$8.28	$8.32
Income From Investment Operations
Net investment incomea	0.02	b	0.18	0.18
Net gains or losses on securities (both realized and unrealized)	(0.10)		0.02	0.75
Total from investment operations	(0.08)		0.20	0.93
Less Distributions
Dividends (from net investment income)	—		—	(0.14)
Distributions (from capital gains)	(0.02)		(0.03)	(0.04)
Returns of capital	(0.04)		(0.13)	—
Total distributions	(0.06)		(0.16)	(0.18)
Net asset value, end of period	$8.28		$8.32	$9.07
Total return	(0.98	)%b	2.36%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,195		$551,632	$689,693
Ratio of expenses to average net assets	0.69	%b,c	0.69%	0.61%
Ratio of net income to average net assets	1.24	%b,c	2.01%	1.99%
Portfolio turnover rate	60.0%		72.9%	58.1%

* Inception date.

a Per share amounts calculated using average shares outstanding method.

b Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through April 30, 2018.

c Annualized.

COMPARISON OF INVESTMENT OBJECTIVES,

POLICIES, AND RESTRICTIONS

The investment objectives, policies, and restrictions of the Funds are described in greater detail in their respective prospectuses.

What are the Funds’ investment objectives and policies?

The investment objectives of the International Bond Fund and the Institutional Fund are identical. Both Funds seek to provide current income and capital appreciation. Prior to August 1, 2018, the International Bond Fund sought to provide high current income and capital appreciation by investing primarily in high-quality, nondollar-denominated bonds outside the U.S. The shareholders of the International Bond Fund approved changing the Fund’s objective (effective August 1, 2018) to match the Institutional Fund’s objective at a shareholder meeting held on July 25, 2018.

In seeking to achieve their respective investment objectives, the Funds are guided by substantially similar investment policies and restrictions, although a few of the Funds’ restrictions differ slightly. Unless otherwise specified, the investment policies and restrictions of the International Bond Fund and the Institutional Fund described below may be changed without shareholder approval.

The following describes both Funds’ principal investment strategies:

Normally, each Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in foreign bonds and 65% of its net assets in non-U.S. dollar-denominated foreign bonds that are rated investment-grade (i.e., BBB- or equivalent, or better), as determined by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. If a bond is split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used. The International Bond Fund and the Institutional Fund may invest up to 20% and 25%, respectively, of each Fund’s total assets in “junk” bonds that have received a below investment-grade rating (i.e., BB or equivalent, or lower) from each of the rating agencies that has assigned a rating to the bond (or, if unrated, deemed to be below investment-grade quality by T. Rowe Price), including those in default or with the lowest rating. Up to 20% of the International Bond Fund’s total assets may be invested in U.S. dollar-denominated bonds, and there is no limit on the Institutional Fund’s investments in investment-grade bonds of emerging markets.

Although each Fund expects to generally maintain an intermediate- to long-term weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities purchased by each

Fund. Through the use of futures contracts and interest rate swaps, the Funds may either extend or shorten the overall maturity of the Funds, adjust their exposure with respect to particular countries or bond markets, and take long or short positions in particular countries or bond markets. A short position in a bond market means that a Fund, for example, could sell interest rate futures with respect to bonds of a particular market and the value of the futures contract would exceed the value of the bonds held by the Fund (or the Fund could sell futures with respect to a particular bond market without owning any bonds in that market).

Each Fund normally purchases bonds issued in foreign currencies which may include bonds issued in emerging markets currencies. Each Fund’s currency positions will vary with its outlook on the strength or weakness of one currency (such as the U.S. dollar or another foreign currency) compared to another currency and the relative value of various foreign currencies to one another. Forward currency exchange contracts and other currency derivatives, such as swaps, options and futures, may be used to help protect each Fund’s holdings from unfavorable changes in currency exchange rates, and each Fund has wide flexibility to purchase and sell currencies independently of whether the Fund owns bonds in those currencies and to engage in currency hedging transactions. Currency hedging is permitted and each Fund is likely to be heavily exposed to foreign currencies. The Funds may take a short position in a currency, which means that each Fund could sell a currency in excess of its assets denominated in that currency (or the Fund might sell a currency even if it doesn’t own any assets denominated in the currency).

Each Fund may use credit default swaps to buy or sell credit protection on individual bond issuers or sectors of the bond markets. Credit default swaps may be used to replicate the exposure of a bond or portfolio of bonds and as a hedge against a default or other credit event involving one of the Fund’s holdings. However, they may also be used to enhance returns by selling protection in situations where the adviser has a positive view on an issuer’s credit quality or by buying protection in situations where the adviser has a negative view on an issuer’s credit quality. If a Fund buys protection, it effectively takes a short position, and if the Fund sells protection, it effectively takes a long position, with respect to the creditworthiness of the issuer or sector.

Investment decisions are based on fundamental market factors, such as yield and credit quality differences among bonds as well as supply and demand trends and currency values. The Funds generally invest in securities where the combination of fixed-income returns and currency exchange rates appears attractive or, if the currency trend is unfavorable, where T. Rowe Price believes the currency risk can be minimized through hedging. The Funds sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to alter geographic or currency exposure.

Both Funds are “nondiversified,” meaning each Fund may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” Fund.

What are the main risks of investing in these two Funds?

The principal risks of the Funds are identical. Any of the following could cause a decline in the price or income of either Fund.

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall investment selections or strategies fail to produce the intended results.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

International investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of international investing are heightened for securities of issuers in emerging market countries.

Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Currency risks Because the Fund generally invests in securities issued in foreign currencies, the Fund is subject to the risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

Hedging risks The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (a failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.

Junk investing risks The risks of default are much greater for emerging market bonds and securities rated below investment grade (“junk” bonds). The Fund is exposed to greater credit risk than other bond funds because companies in emerging markets are usually not as strong financially and are more susceptible to economic downturns. Junk bonds should be considered speculative as they carry greater risks of default and erratic price swings due to real or perceived changes in the credit quality of the issuer.

Interest rate risks The prices of, and the income generated by, debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The Fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S.

Federal Reserve System has ended its quantitative easing program and may continue to raise interest rates.

Liquidity risks The Fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

Nondiversification risks As a nondiversified Fund, the Fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect Fund performance more than if the Fund were invested in a larger number of issuers. The Fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

Derivatives risks The Fund uses forward currency exchange contracts, swaps, options, or futures, and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the Fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The Fund’s principal use of derivatives involves the risk that anticipated changes in currency values, currency exchange rates, interest rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the Fund’s performance, and the risk that regulatory developments could negatively affect the Fund’s investments in such instruments.

As with any mutual fund, there is no guarantee that the Funds will achieve their objective.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each Fund performed?

The following performance information provides some indication of the risks of investing in the Funds. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar charts illustrate how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the Institutional Fund and the International Bond Fund—I Class, respectively. Returns for other share classes of the International Bond Fund vary since they have different expenses.

The fund’s return for the six months ended 6/30/2018 was -2.48%.

The fund’s return for the six months ended 6/30/2018 was -2.36%.

The following tables show the average annual total returns for the Institutional Fund and the International Bond Fund—I Class. Each table also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the Fund.

In addition, the tables show hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the I Class and will differ for other share classes.

Average Annual Total Returns

	Periods ended December 31, 2017
	1 Year	5 Years	10 Years	Since I Class Inception	Inception Date

Institutional Fund					05/31/2007
Returns before taxes	11.40%	0.13%	2.48%	5.36%a
Returns after taxes on distributions	11.05%	-0.03%	1.35%	5.21%a
Returns after taxes on distributions
and sale of fund shares	6.53%	0.06%	1.50%	4.08%a
Bloomberg Barclays Global Aggregate ex USD Bond Index (reflects no deduction for fees, expenses, or taxes)
	10.51%	-0.20%	2.40%	4.52%a
Lipper International Income Funds Average
	7.86%	0.82%	3.83%	4.57%a
International Bond Fund —I Class					08/28/2015
Returns before taxes	11.29%	—	—	5.28%a
Returns after taxes on distributions	10.43%	—	—	4.88%a
Returns after taxes on distributions
and sale of fund shares	6.50%	—	—	3.92%a
Bloomberg Barclays Global Aggregate ex USD Bond Index (reflects no deduction for fees, expenses, or taxes)
	10.51%	-0.20%	2.40%	4.52%a
Lipper International Income Funds Average
	7.86%	0.82%	3.83%	4.57%a

a Return as of 8/28/15.

The performance of the two Funds has been relatively similar over longer time periods, although the Institutional Fund has historically experienced slightly more volatility due to its smaller asset base. Because bonds can only be bought in certain lot sizes, each Fund’s concentration in any given bond has always differed to a certain degree, and these weighting differences have had a greater impact on the Institutional Fund’s performance relative to the International Bond Fund. The weighting differences were further magnified when the Institutional Fund needed to sell a number of its bond holdings in the second quarter of 2018 to fund shareholder redemptions.

Who are the principal holders of each Fund’s shares?

The following table, “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of each Fund’s/class’ outstanding shares as of July 31, 2018.

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Institutional Fund
International Bond Fund—I Class

As of July 31, 2018, the executive officers and directors of the International Bond Fund, as a group, beneficially owned, directly or indirectly, XX% of its outstanding shares, and the executive officers and directors of the Institutional Fund, as a group, beneficially owned, directly or indirectly, less than 1% of its outstanding shares.

Who are each Fund’s transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London, EC2P 2HD, England, are the custodians for the Funds.

FURTHER INFORMATION ABOUT VOTING

AND THE SPECIAL MEETING

Who is asking for my vote?

For the reasons set forth under “Reasons for the Reorganization,” the Board of the Institutional Fund has asked that you vote on the matters listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the special shareholder meeting on Tuesday, October 23, 2018, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record of the Institutional Fund at the close of business on July 31, 2018 (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held on July 31, 2018.

The Notice of Special Meeting of Shareholders, the proxy card, and the proxy statement were first mailed to shareholders of record on or about September 13, 2018.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a special meeting for the Fund, one-third of the Fund’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned.

Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the Fund’s shareholders.

What vote is required to approve the Plan?

Approval of the Plan requires an affirmative vote of the lesser of: (a) 67% or more of the Institutional Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Institutional Fund’s outstanding shares. The Board of the Institutional Fund recommends that shareholders of the Institutional Fund vote FOR the proposal.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or Internet without voting instructions, your shares will be voted FOR the proposal.

Abstentions and “broker nonvotes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the Fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares of the Fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of the Fund knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the Fund required to hold annual meetings?

Under Maryland law, the Fund is not required to hold annual meetings. The Board of the Fund has determined that the Fund will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the Investment Company Act of 1940 or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Darrell Braman, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This proxy statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 808002, Louisville, KY 40233-9893. Computershare Limited (“Computershare”), which T. Rowe Price has retained to tabulate the votes. In addition, the Funds have arranged through Computershare to have votes recorded through online or by telephone. The telephone and online voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxydirect.com/trp-29734 to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The SEC has adopted rules that permit investment companies, such as the T. Rowe Price Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. Unless a Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be “householded,” or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited?

Directors and officers of the Institutional Fund, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in person, electronically (assuming that applicable requirements are met) or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the shareholder meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the shareholder meeting to permit approval of the proposals outlined in the Proxy Statement, the Institutional Fund will also use the solicitation services of Computershare to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Institutional Fund, tabulating those votes that are received, and any solicitation of additional votes. The fees received by Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval. In addition to the fees paid to Computershare, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The fees for these services, along with printing, postage and solicitation services are estimated to be approximately $6,662. Fees related to professional services related to the Reorganization (including legal expenses and audit expenses) are estimated to be approximately $12,000. All costs of the shareholder meeting and the proxy campaign, including the use of Computershare and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by T. Rowe Price. The Combined Fund will pay for any brokerage, taxes, and nonrecurring extraordinary items related to the Reorganization, which are expected to be de minimis. The sale of any assets that are not acceptable to the International Bond Fund will result in brokerage expenses.

Can I change my vote after I submit my proxy?

Any proxy, including those voted via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the meeting by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person. If you vote via the telephone or Internet, you can change your vote up until 7:59 a.m. on October 23, 2018.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, counsel to the International Bond Fund and Institutional Fund, and certain legal matters concerning the issuance of shares of the International Bond Fund will be passed upon by counsel to T. Rowe Price Associates, Inc., which serves as sponsor and investment adviser of the International Bond Fund and Institutional Fund.

Exhibit A

Form of AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made this XX day of XXXX, 2018, by and between (i) T. Rowe Price Institutional International Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price Institutional International Bond Fund (“Acquired Fund”), and (ii) T. Rowe Price International Funds, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price International Bond Fund (“Acquiring Fund”) and each of the Acquiring Fund’s classes, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, and T. Rowe Price International Bond Fund—I Class. All references in this Agreement to the Acquiring Fund and the Acquired Fund are, as applicable, to the T. Rowe Price International Bond Fund (including each of its classes) and the T. Rowe Price Institutional International Bond Fund, respectively, as if this Agreement were executed solely by each such fund.

W I T N E S S E T H:

 The Acquiring Fund and the Acquired Fund are each series of an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of the T. Rowe Price International Bond Fund—I Class (par value $1.00 per share) of the Acquiring Fund (“Acquiring Fund Shares”) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a “plan of reorganization” and “liquidation” within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”).

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Assets and Liabilities to be Transferred

A. Reorganization. Prior to the close of regular trading on the New York Stock Exchange (“Exchange”) on the Closing Date (as hereinafter defined), all the assets and liabilities of the Acquired Fund, net of appropriate reserves and those assets and liabilities described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank Corporation, custodian of the Acquiring Fund’s assets (“Custodian”), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (“Foreign Custodian”), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the “Valuation Date” (hereinafter defined).

B. Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund’s current prospectus and statement of additional information under the Securities Act of 1933 (“1933 Act”) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund’s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C. Excludable Assets and Liabilities. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund (including all books and records required to be maintained under the 1940 Act), any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.B, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 10.E (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). If prior to the Closing Date, the Acquiring Fund identifies a Liability that the Acquiring Fund and the Acquired Fund mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquired Fund and the Acquiring Fund at the Closing (the “Excluded Liabilities”).

2. Definitions

A. Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 8:00 a.m., eastern time, on November 16, 2018, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the “Closing Date.”

B. Valuation Date. The business day next preceding the Closing Date shall be the “Valuation Date.” The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C. Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (“Delivery Date”), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers’ confirmation slips.

4. Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund’s transfer agent (“Acquired Fund Record Holders”) be registered on the books of the T. Rowe Price International Bond Fund—I Class in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund’s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (“Securities List”), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund’s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. Expenses. Neither the Acquiring Fund nor the Acquired Fund shall be responsible for any expenses (other than brokerage, taxes, and any non-recurring extraordinary items) in connection with the carrying-out of this Agreement.

7. Legal Opinions.

A. Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B. Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of December 31, 2017, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B. that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on June 30, 2018. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

C. that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

D. that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 24, 2018, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland, and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

E. that from the date of this Agreement through the Closing Date, there shall not have been:

(1) any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2) any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3) issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4) any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5) any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6) any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F. that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G. that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H. that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I. that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be “restricted securities” under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission”) thereunder;

J. that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to all shareholders of record on July 31, 2018, to notify shareholders of this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K. that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L. that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M. that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9. Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of December 31, 2017, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B. that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

C. that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on April 25, 2018, and that approval by the Acquiring Fund’s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

D. that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

E. that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

F. that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

G. that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

H. that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

I. that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

J. that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

K. that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders to inform shareholders of this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

L. the current prospectus and statement of additional information of the Acquiring Fund (copies of which are available) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10. Certain Conditions.

 Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A. Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the “Registration Statement.” The Acquired Fund will file a preliminary proxy statement with the Commission under the 1940 Act and the 1933 Act, relating to this Agreement and the transactions herein contemplated, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the “Proxy Statement/Prospectus.” The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

B. Shareholder Approval. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C. Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D. Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E. Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

F. State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G. Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H. Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

 If to the Acquiring Fund or Acquired Fund:

 David Oestreicher, Esquire
 T. Rowe Price Associates, Inc.
 100 East Pratt Street
 Baltimore, Maryland 21202
 Fax Number (410) 345-6575

 with a copy to:

 Margery K. Neale, Esquire
 Willkie Farr & Gallagher LLP
 787 Seventh Avenue
 New York, New York 10019
 Fax Number (212) 728-9138

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12. Termination and Postponement.

A. This Agreement may be terminated or postponed by the Acquiring Fund or the Acquired Fund at any time, before or after approval by the shareholders of the Acquired Fund, upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before December 31, 2018 or to the extent permitted by law.

B. In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers, or directors) shall have any liability to the other.

13. Exhibits. All Exhibits shall be considered as part of this Agreement.

14. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15. Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon; provided, however, that after the requisite approval of the shareholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such shareholders without their further approval.

16. Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. Liability.

A. The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B. The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE INTERNATIONAL FUNDS, INC., on behalf of the T. Rowe Price International Bond Fund
__________________________ Katie Reilly	By _____________________ (SEAL) Darrell N. Braman Title: Vice President and Secretary

WITNESS:	T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC., on behalf of the T. Rowe Price Institutional International Bond Fund
_________________________ Ginny Connolly	By _____________________ (SEAL) David Oestreicher Title: Vice President

T. ROWE PRICE INTERNATIONAL BOND FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

September 13, 2018

This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of the T. Rowe Price Institutional International Bond Fund (“Institutional Fund”), a series of T. Rowe Price Institutional International Funds, Inc., into the T. Rowe Price International Bond Fund (“International Bond Fund”) (each a “Fund” and together the “Funds”).

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated September 13, 2018, of the Funds. As described in the Combined Proxy Statement and Prospectus, the Reorganization would involve the transfer of substantially all the assets and liabilities of the Institutional Fund in exchange for I Class shares of the International Bond Fund. The Institutional Fund would distribute the I Class shares of the International Bond Fund it receives to its shareholders in complete liquidation of the Institutional Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Proxy Statement and Prospectus. This SAI and the Combined Proxy Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Combined Proxy Statement and Prospectus are available upon request and without charge by writing to the International Bond Fund at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-541-5910.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Institutional Fund and International Bond Fund, other material incorporated by reference and other information regarding the Institutional Fund and International Bond Fund.

TABLE OF CONTENTS

I.	Additional Information About the Institutional Fund and the International Bond Fund	58
II.	Documents Incorporated by Reference	58

I. ADDITIONAL INFORMATION ABOUT THE
INSTITUTIONAL FUND AND THE INTERNATIONAL BOND FUND

FOR THE INSTITUTIONAL FUND: The Statement of Additional Information for the Institutional Fund, dated July 1, 2018, as filed with the Securities and Exchange Commission on July 2, 2018, is incorporated by reference.

FOR THE INTERNATIONAL BOND FUND: The Statement of Additional Information for the International Bond Fund, dated July 1, 2018, as filed with the Securities and Exchange Commission on July 2, 2018, is incorporated by reference.

The Statement of Additional Information for the Institutional Fund and International Bond Fund is available without charge through troweprice.com or by calling 1-800-541-5910.

II. DOCUMENTS INCORPORATED BY REFERENCE

This SAI incorporates by reference (i) the financial statements and report of the independent registered public accounting firm for the Institutional Fund as contained in its Annual Report for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018, and the unaudited financial statements for the Institutional Fund as contained in its [Semiannual Report for the period ended June 30, 2018, as filed with the Securities and Exchange Commission on August 22, 2018]; and (ii) the financial statements and report of the independent registered public accounting firm for the International Bond Fund as contained in its Annual Report for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 22, 2018, and the unaudited financial statements for the International Bond Fund as contained in its [Semiannual Report for the period ended June 30, 2018, as filed with the Securities and Exchange Commission on August 22, 2018]. Each of these reports contains historical financial information regarding the funds and is available without charge at troweprice.com or by calling 1-800-541-5910.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, 26th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Institutional Fund and the International Bond Fund, providing audit and tax return review of various Securities and Exchange Commission filings.

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates and all other investment companies in the T. Rowe Price family of mutual funds as listed in Item 31 of the Registrant’s Registration Statement filed as Amendment No. 24 dated February 27, 2013. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a) Articles of Restatement of Registrant, dated August 6, 2001 (electronically filed with Amendment No. 70 to the Registrant’s registration statement filed on form N-1A dated February 27, 2004)

(1)(b) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Stock Fund–R Class, T. Rowe Price International Growth & Income Fund—Advisor Class, and T. Rowe Price International Growth & Income Fund–R Class, dated September 5, 2002 (electronically filed with Amendment No. 67 to the Registrant’s registration statement filed on form N-1A dated February 28, 2003)

(1)(c) Articles Supplementary of Registrant, dated May 11, 2004 (electronically filed with Amendment No. 89 to the Registrant’s registration statement filed on form N-1A dated February 25, 2005)

(1)(d) Articles Supplementary of Registrant, on behalf of the T. Rowe Price Global Stock Fund—Advisor Class, dated February 7, 2006 (electronically filed with Amendment No. 92 to the Registrant’s registration statement filed on form N-1A dated February 27, 2006)

(1)(e) Articles Supplementary of Registrant, on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 to the Registrant’s registration statement filed on form N-1A dated December 27, 2006)

(1)(f) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 to the Registrant’s registration statement filed on form N-1A dated June 15, 2007)

(1)(g) Articles Supplementary of Registrant, dated July 24, 2007 (electronically filed with Amendment No. 86 to the Registrant’s registration statement filed on form N-1A dated February 28, 2008)

(1)(h) Articles Supplementary of Registrant, dated February 6, 2008 (electronically filed with Amendment No. 87 to the Registrant’s registration statement filed on form N-1A dated April 25, 2008)

(1)(i) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated July 24, 2008 (electronically filed with Amendment No. 89 to the Registrant’s registration statement filed on form N-1A dated October 17, 2008)

(1)(j) Certificate of Correction of Registrant, on behalf of T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated September 16, 2008 (electronically filed with Amendment No. 89 to the Registrant’s registration statement filed on form N-1A dated October 17, 2008)

(1)(k) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class, dated October 28, 2009 (electronically filed with Amendment No. 94 to the Registrant’s registration statement filed on form N-1A dated January 22, 2010)

(1)(l) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund and T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated February 3, 2011 (electronically filed with Amendment No. 101 to the Registrant’s registration statement filed on form N-1A dated May 24, 2011)

(1)(m) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund and T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated February 7, 2012 (electronically filed with Amendment No. 107 to the Registrant’s registration statement filed on form N-1A dated May 17, 2012)

(1)(n) Articles of Amendment of Registrant, on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated February 23, 2012 (electronically filed with Amendment No. 115 to the Registrant’s registration statement filed on form N-1A dated October 17, 2013)

(1)(o) Articles of Amendment of Registrant, on behalf of T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated August 21, 2013 (electronically filed with Amendment No. 115 to the Registrant’s registration statement filed on form N-1A dated October 17, 2013)

(1)(p) Articles of Supplementary of Registrant, on behalf of T. Rowe Price Global Industrials Fund, dated August 26, 2013 (electronically filed with Amendment No. 115 to the Registrant’s registration statement filed on form N-1A dated October 17, 2013)

(1)(q) Articles of Supplementary of Registrant, dated August 29, 2013 (electronically filed with Amendment No. 115 to the Registrant’s registration statement filed on form N-1A dated October 17, 2013)

(1)(r) Articles Supplementary of Registrant, on behalf of T. Rowe Price Asia Opportunities Fund and T. Rowe Price Asia Opportunities Fund—Advisor Class, dated February 4, 2014 (electronically filed with Amendment No. 122 to the Registrant’s registration statement filed on form N-1A dated May 15, 2014)

(1)(s) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Concentrated Equity Fund and T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated May 27, 2014 (electronically filed with Amendment No. 124 to the Registrant’s registration statement filed on form N-1A dated June 3, 2014)

(1)(t) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, T. Rowe Price Global Unconstrained Bond Fund and T. Rowe Price Global Unconstrained Bond Fund—Advisor Class dated November 17, 2014 (electronically filed with Amendment No. 128 to the Registrant’s registration statement filed on form N-1A dated January 15, 2015)

(1)(u)  Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Bond Fund—I Class, T. Rowe Price Emerging Markets Corporate Bond Fund—I Class, T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, T. Rowe Price Emerging Markets Stock Fund—I Class, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, T. Rowe Price Global High Income Bond Fund—I Class, T. Rowe Price Global Unconstrained Bond Fund—I Class, T. Rowe Price International Bond Fund—I Class, T. Rowe Price International Discovery Fund—I Class, T. Rowe Price International Growth & Income Fund—I Class, T. Rowe Price International Stock Fund—I Class, T. Rowe Price New Asia Fund—I Class,

T. Rowe Price Overseas Stock Fund—Advisor Class, and T. Rowe Price Overseas Stock Fund—I Class dated June 19, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(1)(v) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Consumer Fund dated July 8, 2016 (electronically filed with Amendment No. 142 to the Registrant’s registration statement filed on form N-1A dated April 27, 2016)

(1)(w) Articles of Amendment of Registrant, on behalf of T. Rowe Price International Value Equity Fund, T. Rowe Price International Value Equity Fund—Advisor Class, T. Rowe Price International Value Equity Fund—R Class, and T. Rowe Price International Value Equity Fund—I Class, dated November 7, 2016 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(1)(x) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund—I Class, T. Rowe Price Asia Opportunities Fund—I Class, T. Rowe Price Emerging Europe Fund—I Class, T. Rowe Price Emerging Markets Value Stock Fund—I Class, T. Rowe Price European Stock Fund—I Class, T. Rowe Price Global Growth Stock Fund—I Class, T. Rowe Price Global Stock Fund—I Class, T. Rowe Price International Concentrated Equity Fund—I Class, T. Rowe Price Japan Fund—I Class, and T. Rowe Price Latin America Fund—I Class, dated January 20, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(1)(y) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Industrials Fund—I Class, dated March 20, 2017 (electronically filed with Amendment No. 146 to the Registrant’s registration statement filed on form N-1A dated April 26, 2017)

(1)(z) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—I Class, T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, dated July 7, 2017 (electronically filed with Amendment No. 149 to the Registrant’s registration statement filed on form N-1A dated July 26, 2017)

(2) By-Laws of Registrant, as amended May 1, 1991, September 30, 1993, July 21, 1999, February 5, 2003, April 21, 2004, February 8, 2005, July 22, 2008, October 17, 2011, and October 22, 2012 (electronically filed with Amendment No. 110 to the Registrant’s registration statement filed on form N-1A dated February 27, 2013)

(3) See Article FIFTH, Capital Stock, paragraphs (B)-(E) of the Articles of Restatement, (electronically filed with Amendment No. 70); and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, in its entirety, of the Bylaws (electronically filed with Amendment No. 89 to the Registrant’s registration statement filed on form N-1A dated February 25, 2005)

(4) Form of Agreement and Plan of Reorganization is attached as Exhibit A to the Combined Information Statement and Prospectus and is incorporated herein by reference to Exhibit (4) of the Registrant’s Registration Statement on Form N-14 dated July 27, 2018

(5) Inapplicable

(6)(a) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 to the Registrant’s registration statement filed on form N-1A dated February 28, 1994)

(6)(b) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 to the Registrant’s registration statement filed on form N-1A dated February 28, 1994)

(6)(c) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 to the Registrant’s registration statement filed on form N-1A dated February 28, 1994)

(6)(d) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 to the Registrant’s registration statement filed on form N-1A dated February 28, 1994)

(6)(e) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 to the Registrant’s registration statement filed on form N-1A dated February 28, 1994)

(6)(f) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 to the Registrant’s registration statement filed on form N-1A dated February 28, 1994)

(6)(g) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (electronically filed with Amendment No. 41 to the Registrant’s registration statement filed on form N-1A dated December 16, 1993)

(6)(h) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November 2, 1994 (electronically filed with Amendment No. 44 to the Registrant’s registration statement filed on form N-1A dated December 22, 1994)

(6)(i) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated January 25, 1995 (electronically filed with Amendment No. 49 to the Registrant’s registration statement filed on form N-1A dated March 22, 1995)

(6)(j) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Stock Fund, dated November 1, 1995 (electronically filed with Amendment No. 51 to the Registrant’s registration statement filed on form N-1A dated December 20, 1995)

(6)(k) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated November 4, 1998 (electronically filed with Amendment No. 56 to the Registrant’s registration statement filed on form N-1A dated November 19, 1998)

(6)(l) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated April 19, 2000 (electronically filed with Amendment No. 62 to the Registrant’s registration statement filed on form N-1A dated April 28, 2000)

(6)(m) Investment Subadvisory Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited with respect to T. Rowe Price International Discovery and T. Rowe Price Japan Funds, dated May 15, 2003 (electronically filed with Amendment No. 69 to the Registrant’s registration statement filed on form N-1A dated June 30, 2003)

(6)(n) Amended Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated August 1, 2004 (electronically filed with Amendment No. 89 to the Registrant’s registration statement filed on form N-1A dated February 25, 2005)

(6)(o) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 to the Registrant’s registration statement filed on form N-1A dated December 21, 2006)

(6)(p) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 to the Registrant’s registration statement filed on form N-1A dated June 15, 2007)

(6)(q) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund, dated July 22, 2008 (electronically filed with Amendment No. 89 to the Registrant’s registration statement filed on form N-1A dated October 17, 2008)

(6)(r) Investment Management Sub-Delegation Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Toshi Komon, on behalf of T. Rowe Price International Discovery and T. Rowe Price Japan

Funds, dated June 15, 2009 (electronically filed with Amendment No. 93 to the Registrant’s registration statement filed on form N-1A dated December 11, 2009)

(6)(s) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, dated October 20, 2009 (electronically filed with Amendment No. 94 to the Registrant’s registration statement filed on form N-1A dated January 22, 2010)

(6)(t) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(v) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(w) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(y) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price European Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(z) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(aa) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(bb) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(cc) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Discovery Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(dd) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(ee) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(ff) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Japan Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(gg) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Latin America Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(hh) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price New Asia Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(ii) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 to the Registrant’s registration statement filed on form N-1A dated February 28, 2011)

(6)(jj) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated December 31, 2010 (electronically filed with Amendment No. 99 to the Registrant’s registration statement filed on form N-1A dated April 29, 2011)

(6)(kk) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Bond Fund, dated December 31, 2010 (electronically filed with Amendment No. 99 to the Registrant’s registration statement filed on form N-1A dated April 29, 2011)

(6)(ll) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund and the T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated February 3, 2011 (electronically filed with Amendment No. 101 to the Registrant’s registration statement filed on form N-1A dated May 24, 2011)

(6)(mm) Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd, with respect to T. Rowe Price Emerging Markets Local Currency Bond Fund, dated February 3, 2011 (electronically filed with Amendment No. 101 to the Registrant’s registration statement filed on form N-1A dated May 24, 2011)

(6)(nn) Investment Management Sub-Delegation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd., on behalf of T. Rowe Price International Stock Fund, dated August 1, 2011 (electronically filed with Amendment No. 103 to the Registrant’s registration statement filed on form N-1A dated February 27, 2012)

(6)(oo) Amendment to Investment Management Sub-Delegation Agreement originally between T. Rowe Price International, Inc. and T. Rowe Price Global Toshi Komon, on behalf of T. Rowe Price International Stock Fund, dated August 1, 2011 (electronically filed with Amendment No. 103 to the Registrant’s registration statement filed on form N-1A dated February 27, 2012)

(6)(pp) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund and the T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated February 7, 2012 (electronically filed with Amendment No. 104 to the Registrant’s registration statement filed on form N-1A dated March 7, 2012)

(6)(qq) Investment Subadvisory Agreement between and among T. Rowe Price Associates, Inc., T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund dated December 31, 2010 (electronically filed with Amendment No. 110 to the Registrant’s registration statement filed on form N-1A dated February 27, 2013)

(6)(rr) Investment Management Sub-Delegation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd, on behalf of T. Rowe Price Global Infrastructure Fund dated December 31, 2010 (electronically filed with Amendment No. 110 to the Registrant’s registration statement filed on form N-1A dated February 27, 2013)

(6)(ss) First Amendment to Investment Subadvisory Agreement between and among T. Rowe Price Associates, Inc., T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund, dated April 24, 2012 (electronically filed with Amendment No. 110 to the Registrant’s registration statement filed on form N-1A dated February 27, 2013)

(6)(tt) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Industrials Fund, dated July 24, 2013 (electronically filed with Amendment No. 115 to the Registrant’s registration statement filed on form N-1A dated October 17, 2013)

(6)(uu) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Asia Opportunities Fund and the T. Rowe Price Asia Opportunities Fund—Advisor Class, dated February 4, 2014 (electronically filed with Amendment No. 122 to the Registrant’s registration statement filed on form N-1A dated May 15, 2014)

(6)(vv) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Asia Opportunities Fund, dated February 4, 2014 (electronically filed with Amendment No. 122 to the Registrant’s registration statement filed on form N-1A dated May 15, 2014)

(6)(ww) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Concentrated Equity Fund and the T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated April 29, 2014 (electronically filed with Amendment No. 125 to the Registrant’s registration statement filed on form N-1A dated August 12, 2014)

(6)(xx) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price International Concentrated Equity Fund, dated April 29, 2014 (electronically filed with Amendment No. 125 to the Registrant’s registration statement filed on form N-1A dated August 12, 2014)

(6)(yy) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global High Income Bond Fund and the T. Rowe Price Global High Income Bond Fund—Advisor Class, dated October 21, 2014 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(6)(zz) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Unconstrained Bond Fund and the T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, dated October 21, 2014 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(6)(aaa) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global High Income Bond Fund, dated October 21, 2014 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(6)(bbb) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global Unconstrained Bond Fund, dated October 21, 2014 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(6)(ccc) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Value Stock Fund and the T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, dated July 27, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(6)(ddd) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Emerging Markets Value Stock Fund, dated July 27, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(6)(eee) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Consumer Fund, dated February 3, 2016 (electronically filed with Amendment No. 142 to the Registrant’s registration statement filed on form N-1A dated April 27, 2016)

(6)(fff) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Global Stock Fund, dated March 1,

2016 (electronically filed with Amendment No. 151 to the Registrant’s registration statement filed on form N-1A dated February 26, 2018)

(6)(ggg) Investment Management Agreement between Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), and T. Rowe Price Associates, Inc., dated July 25, 2017 (electronically filed with Amendment No. 149 to the Registrant’s registration statement filed on form N-1A dated July 26, 2017)

(6)(hhh) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price International Bond Fund (USD Hedged) dated July 25, 2017 (electronically filed with Amendment No. 151 to the Registrant’s registration statement filed on form N-1A dated February 26, 2018)

(6)(iii) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc., with respect to T. Rowe Price International Discovery Fund, dated April 1, 2018 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(6)(jjj) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc., with respect to T. Rowe Price Japan Fund, dated April 1, 2018 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(6)(kkk) Amendment to Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Bond Fund, dated August 1, 2017 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(7)(a) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 2003 (electronically filed with Amendment No. 68 to the Registrant’s registration statement filed on form N-1A dated April 29, 2003)

(7)(b) Amendment to Underwriting Agreements between each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(8) Inapplicable

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, and February 5, 2018 (electronically filed with Amendment No. 153 to the Registrant's registration statement filed on form N-1A dated April 26, 2018)

(9)(b) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011,

February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, and May 1, 2018 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(10)(a) Rule 12b-1 Plan for T. Rowe Price International Stock Fund—Advisor Class dated May 1, 2003 (electronically filed with Amendment No. 68 to the Registrant’s registration statement filed on form N-1A dated April 29, 2003)

(10)(b) Rule 12b-1 Plan for T. Rowe Price International Bond Fund—Advisor Class dated May 1, 2003 (electronically filed with Amendment No. 68 to the Registrant’s registration statement filed on form N-1A dated April 29, 2003)

(10)(c) Rule 12b-1 Plan for T. Rowe Price International Stock Fund—R Class dated May 1, 2003 (electronically filed with Amendment No. 68 to the Registrant’s registration statement filed on form N-1A dated April 29, 2003)

(10)(d) Rule 12b-1 Plan for T. Rowe Price International Growth & Income Fund—Advisor Class dated May 1, 2003 (electronically filed with Amendment No. 68 to the Registrant’s registration statement filed on form N-1A dated April 29, 2003)

(10)(e) Rule 12b-1 Plan for T. Rowe Price International Growth & Income Fund—R Class dated May 1, 2003 (electronically filed with Amendment No. 68 to the Registrant’s registration statement filed on form N-1A dated April 29, 2003)

(10)(f) Rule 12b-1 Plan for T. Rowe Price Global Stock Fund—Advisor Class dated April 28, 2006 (electronically filed with Amendment No. 75 to the Registrant’s registration statement filed on form N-1A dated February 27, 2006)

(10)(g) Rule 12b-1 Plan for T. Rowe Price Global Large-Cap Stock Fund—Advisor Class dated October 27, 2008 (electronically filed with Amendment No. 88 to the Registrant’s registration statement filed on form N-1A dated August 7, 2008)

(10)(h) Rule 12b-1 Plan for T. Rowe Price Global Infrastructure Fund—Advisor Class dated January 27, 2010 (electronically filed with Amendment No. 92 to the Registrant’s registration statement filed on form N-1A dated November 12, 2009)

(10)(i) Form of Distribution and Service Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 60 to the Registrant’s registration statement filed on form N-1A dated March 27, 2000)

(10)(j) Rule 12b-1 Plan for T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class dated May 26, 2011 (electronically filed with Amendment No. 101 to the Registrant’s registration statement filed on form N-1A dated May 24, 2011)

(10)(k) Rule 12b-1 Plan for T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class dated May 24, 2012 (electronically filed with Amendment No. 104 to the Registrant’s registration statement filed on form N-1A dated March 7, 2012)

(10)(l) Rule 12b-1 Plan for T. Rowe Price Asia Opportunities Fund—Advisor Class dated May 21, 2014 (electronically filed with Amendment No. 118 to the Registrant’s registration statement filed on form N-1A dated March 5, 2014)

(10)(m) Rule 12b-1 Plan for T. Rowe Price International Concentrated Equity Fund—Advisor Class dated August 22, 2014 (electronically filed with Amendment No. to the Registrant’s registration statement filed on form N-1A 124 dated June 3, 2014)

(10)(n) Rule 12b-1 Plan for T. Rowe Price Global High Income Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(10)(o) Rule 12b-1 Plan for T. Rowe Price Global Unconstrained Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(10)(p) Rule 12b-1 Plan for T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class dated August 24, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(q) Rule 12b-1 Plan for T. Rowe Price Emerging Markets Bond Fund—Advisor Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(r) Rule 12b-1 Plan for T. Rowe Price Overseas Stock Fund—Advisor Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(s) Rule 12b-1 Plan for T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class dated September 12, 2017 (electronically filed with Amendment No. 149 to the Registrant’s registration statement filed on form N-1A dated July 26, 2017)

(10)(t) Rule 18f-3 Plan for T. Rowe Price International Stock Fund and T. Rowe Price International Stock Fund—Advisor Class dated February 9, 2000 (electronically filed with Amendment No. 60 to the Registrant’s registration statement filed on form N-1A dated March 27, 2000)

(10)(u) Rule 18f-3 Plan for T. Rowe Price International Bond Fund and T. Rowe Price International Bond Fund—Advisor Class dated February 9, 2000 (electronically filed with Amendment No. 60 to the Registrant’s registration statement filed on form N-1A dated March 27, 2000)

(10)(v) Rule 18f-3 Plan for T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, and T. Rowe Price International Stock Fund—R Class dated July 24, 2002 (electronically filed with Amendment No. 66 to the Registrant’s registration statement filed on form N-1A dated September 3, 2002)

(10)(w) Rule 18f-3 Plan for T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, and T. Rowe Price International Growth & Income Fund—R Class dated July 24, 2002 (electronically filed with Amendment No. 66 to the Registrant’s registration statement filed on form N-1A dated September 3, 2002)

(10)(x) Rule 18f-3 Plan for T. Rowe Price Global Stock Fund and T. Rowe Price Global Stock Fund—Advisor Class dated April 28, 2006 (electronically filed with Amendment No. 75 to the Registrant’s registration statement filed on form N-1A dated February 27, 2006)

(10)(y) Rule 18f-3 Plan for T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class dated October 27, 2008 (electronically filed with Amendment No. 88 to the Registrant’s registration statement filed on form N-1A dated August 7, 2008)

(10)(z) Rule 18f-3 Plan for T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class dated January 27, 2010 (electronically filed with Amendment No. 92 to the Registrant’s registration statement filed on form N-1A dated November 12, 2009)

(10)(aa) Rule 18f-3 Plan for T. Rowe Price Emerging Markets Local Currency Bond Fund and T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class dated May 26, 2011 (electronically filed with Amendment No. 101 to the Registrant’s registration statement filed on form N-1A dated May 24, 2011)

(10)(bb) Rule 18f-3 Plan for T. Rowe Price Emerging Markets Corporate Bond Fund and T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class dated May 24, 2012 (electronically filed with Amendment No. 104 to the Registrant’s registration statement filed on form N-1A dated March 7, 2012)

(10)(cc) Rule 18f-3 Plan for T. Rowe Price Asia Opportunities Fund and T. Rowe Price Asia Opportunities Fund—Advisor Class dated May 21, 2014 (electronically filed with Amendment No. 118 to the Registrant’s registration statement filed on form N-1A dated March 5, 2014)

(10)(dd) Rule 18f-3 Plan for T. Rowe Price International Concentrated Equity Fund and T. Rowe Price International Concentrated Equity Fund—Advisor Class dated August 22, 2014 (electronically filed with Amendment No. 124 to the Registrant’s registration statement filed on form N-1A dated June 3, 2014)

(10)(ee) Rule 18f-3 Plan for T. Rowe Price Global High Income Bond Fund and T. Rowe Price Global High Income Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(10)(ff) Rule 18f-3 Plan for T. Rowe Price Global Unconstrained Bond Fund and T. Rowe Price Global Unconstrained Bond Fund—Advisor Class dated January 22, 2015 (electronically filed with Amendment No. 127 to the Registrant’s registration statement filed on form N-1A dated November 7, 2014)

(10)(gg) Rule 18f-3 Plan for T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(hh) Rule 18f-3 Plan for T. Rowe Price Emerging Markets Stock Fund and T. Rowe Price Emerging Markets Stock Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(ii) Rule 18f-3 Plan for T. Rowe Price Emerging Markets Value Stock Fund and T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class dated August 24, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(jj) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, and T. Rowe Price Global High Income Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(kk) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Global Unconstrained Bond Fund, T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, and T. Rowe Price Global Unconstrained Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(ll) Amended and Restated Rule 18f-3 Plan for T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, and T. Rowe Price International Bond Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(mm)Amended and Restated Rule 18f-3 Plan for T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, and T. Rowe Price International Growth & Income Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(nn) Amended and Restated Rule 18f-3 Plan for T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, and T. Rowe Price International Stock Fund—I Class to the Registrant’s registration statement filed on form N-1A dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(10)(oo) Rule 18f-3 Plan for T. Rowe Price Overseas Stock Fund, T. Rowe Price Overseas Stock Fund—Advisor Class, and T. Rowe Price Overseas Stock Fund—I Class dated August 28, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(10)(pp) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Emerging Markets Corporate Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Corporate Bond Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 to the Registrant’s registration statement filed on form N-1A dated December 8, 2015)

(10)(qq) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, and T. Rowe Price Emerging

Markets Local Currency Bond Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 to the Registrant’s registration statement filed on form N-1A dated December 8, 2015)

(10)(rr) Rule 18f-3 Plan for T. Rowe Price International Discovery Fund and T. Rowe Price International Discovery Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 to the Registrant’s registration statement filed on form N-1A dated December 8, 2015)

(10)(ss) Rule 18f-3 Plan for T. Rowe Price New Asia Fund and T. Rowe Price New Asia Fund—I Class dated December 17, 2015 (electronically filed with Amendment No. 137 to the Registrant’s registration statement filed on form N-1A dated December 8, 2015)

(10)(tt) Rule 18f-3 Plan for T. Rowe Price Africa & Middle East Fund and T. Rowe Price Africa & Middle East Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(uu) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Asia Opportunities Fund, T. Rowe Price Asia Opportunities Fund—Advisor Class, and T. Rowe Price Asia Opportunities Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(vv) Rule 18f-3 Plan for T. Rowe Price Emerging Europe Fund and T. Rowe Price Emerging Europe Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(ww) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, and T. Rowe Price Emerging Markets Value Stock Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. to the Registrant’s registration statement filed on form N-1A 144 dated February 24, 2017)

(10)(xx) Rule 18f-3 Plan for T. Rowe Price European Stock Fund and T. Rowe Price European Stock Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(yy) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Global Growth Stock Fund, T. Rowe Price Global Growth Stock Fund—Advisor Class, and T. Rowe Price Global Growth Stock Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(zz) Amended and Restated Rule 18f-3 Plan for T. Rowe Price Global Stock Fund, T. Rowe Price Global Stock Fun—Advisor Class, and T. Rowe Price Global Stock Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(aaa)Amended and Restated Rule 18f-3 Plan for T. Rowe Price International Concentrated Equity Fund, T. Rowe Price International Concentrated Equity Fund—Advisor Class, and T. Rowe Price International Concentrated Equity Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(bbb) Rule 18f-3 Plan for T. Rowe Price Japan Fund and T. Rowe Price Japan Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(ccc) Rule 18f-3 Plan for T. Rowe Price Latin America Fund and T. Rowe Price Latin America Fund—I Class dated March 6, 2017 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(10)(ddd) Rule 18f-3 Plan for T. Rowe Price Global Industrials Fund and T. Rowe Price Global Industrials Fund—I Class dated May 3, 2017 (electronically filed with Amendment No. 146 to the Registrant’s registration statement filed on form N-1A dated April 26, 2017)

(10)(eee) Rule 18f-3 Plan for T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, and T. Rowe Price International Bond Fund (USD Hedged)—I Class dated September 12, 2017 (electronically filed with Amendment No. 149 to the Registrant’s registration statement filed on form N-1A dated July 26, 2017)

(11) Opinion of Counsel as to the legality of securities – Brian R. Poole, Esq. is filed herewith as Exhibit (11)

(12) Opinion and Consent of Willkie Farr & Gallagher LLP with respect to tax consequences (to be filed by amendment)

(13)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2018 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(13)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2014, as amended February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015 (electronically filed with Amendment No. 142 to the Registrant’s registration statement filed on form N-1A dated April 27, 2016)

(13)(c) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, and October 30, 2017 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(13)(d) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, and October 30, 2017 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(13)(e) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, and October 30, 2017 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(13)(f) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2018 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(13)(g) I Class Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds listed on Exhibit A of the Agreement, dated July 27, 2015 (electronically filed with Amendment No. 135 to the Registrant’s registration statement filed on form N-1A dated August 11, 2015)

(13)(h) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Global Consumer Fund, dated February 3, 2016 (electronically filed with Amendment No. 142 to the Registrant’s registration statement filed on form N-1A dated April 27, 2016)

(13)(i) Securities Lending Agreement Amendments between each of the T. Rowe Price Funds listed on Appendix 4 and JPMorgan Chase Bank, N.A., dated April 11, 1995, as amended September 24, 2014, November 24, 2014, February 1, 2016, April 25, 2017 and July 25, 2017 (electronically filed with Amendment No. 149 to the Registrant’s registration statement filed on form N-1A dated July 26, 2017)

(13)(j) Amendments to the Amended and Restated Securities Lending Authorization Agreement between each of the T. Rowe Price Funds listed on Schedule B and State Street Bank and Trust Company, dated January 30, 2012, as amended January 22, 2013, September 24, 2014, January 30, 2015, August 1, 2015, October 27, 2015, and February 23, 2016 (electronically filed with Amendment No. 149 to the Registrant’s registration statement filed on form N-1A dated July 26, 2017)

(13)(k) I Class Expense Limitation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds listed on Exhibit A of the Agreement, dated July 26, 2016 (electronically filed with Amendment No. 144 to the Registrant’s registration statement filed on form N-1A dated February 24, 2017)

(13)(l) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, and T. Rowe Price International Bond Fund (USD Hedged)—I Class, dated July 25, 2017 (electronically filed with Amendment No. 149 to the Registrant’s registration statement filed on form N-1A dated July 26, 2017)

(13)(m) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price International Bond Fund and T. Rowe Price International Bond Fund—Advisor Class, dated August 1, 2017 (electronically filed with Amendment No. 153 to the Registrant’s registration statement filed on form N-1A dated April 26, 2018)

(14) Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit (14)

(15) Inapplicable

(16) Power of Attorney

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees registrant agrees that, in response to Exhibit 12 required by Item 16, the Opinion and Consent of Counsel - Willkie Farr & Gallagher LLP, regarding certain tax matters, will be filed as part of an amendment to the registration statement

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Baltimore, and State of Maryland, on the 27th day of July, 2018.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

/s/David Oestreicher

By: David Oestreicher

Director and Executive Vice President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ David Oestreicher	Director (Principal Executive Officer)	July 27, 2018
David Oestreicher	and Executive Vice President

/s/Catherine D. Mathews	Treasurer	July 27, 2018
Catherine D. Mathews	(Chief Financial Officer)
and Vice President

*
Teresa Bryce Bazemore	Director	July 27, 2018

*
Ronald J. Daniels	Director	July 27, 2018

*
Bruce W. Duncan	Director	July 27, 2018

*
Robert J. Gerrard, Jr.	Chairman of the Board	July 27, 2018
and Director

*
Paul F. McBride	Director	July 27, 2018

*
Cecilia E. Rouse	Director	July 27, 2018

*
John G. Schreiber	Director	July 27, 2018

/s/Robert W. Sharps	Director and Vice President	July 27, 2018
Robert W. Sharps

*
Mark. R. Tercek	Director	July 27, 2018

*/s/David Oestreicher	Executive Vice President, Director, and	July 27, 2018
David Oestreicher	Attorney-In-Fact

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 100 East Pratt Street Baltimore, MD 21202 on October 23, 2018

Please detach at perforation before mailing.

 T. ROWE PRICE INSTITUTIONAL INTERNATIONAL BOND FUND

(a series of T. Rowe Price Institutional International Funds, Inc.)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Darrell N. Braman and David Oestreicher as proxies to vote all the shares of the Fund that I am entitled to vote at the Special Meeting of Shareholders to be held on October 23, 2018 at 8:00 a.m., ET at the offices of the fund, 100 East Pratt Street, Baltimore, MD 21202, and at any adjournments of the meeting. Messrs. Braman and Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Braman and Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

TRP_30070_072318

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on October 23, 2018.
The Combined Proxy Statement and Prospectus for this meeting is available at:
https://www.proxy-direct.com/trp-30070

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: x

A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. A proposal to approve an Agreement and Plan of Reorganization (“Plan”) relating to the proposed reorganization of the Institutional Fund into the T. Rowe Price International Bond Fund (the “International Bond Fund”). The Plan provides for the transfer of substantially all of the assets and liabilities of the Institutional Fund to the International Bond Fund in exchange for I Class shares of the International Bond Fund, and the distribution of the I Class shares of the International Bond Fund to the shareholders of the Institutional Fund in liquidation of the Institutional Fund.

	FOR	AGAINST	ABSTAIN
2. Such other business as may properly come before the meeting and any adjournments thereof.

B. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
__/__/____
Scanner bar code
xxxxxxxxxxxxxx	TRP1 30070	M xxxxxxxx

T. Rowe Price Funds WO# 30070 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 07/24/18
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal."

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for T. Rowe Price Institutional International Bond Fund, Inc. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1 : "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, let’s change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."